Exhibit 10.1
FIRST AMENDMENT AGREEMENT
This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 24th day of February, 2016 among:
(a)    SELECT COMFORT CORPORATION, a Minnesota corporation (the “Borrower”);

(b)    the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)    KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of September 9, 2015, that provides, among other things, for loans and letters of credit upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.    Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Commitment Period”, “Insolvent Lender”, “Maximum Revolving Amount” and “Total Commitment Amount” therefrom and to insert in place thereof, respectively, the following:

“Commitment Period” means the period from the Closing Date to February 23, 2021, or such earlier date on which the Commitment shall have been terminated pursuant to Article IX hereof.

“Insolvent Lender” means a Lender, as reasonably determined by the Administrative Agent, that (a) has become or is not Solvent or is the subsidiary of a Person that has become or is not Solvent; (b) has become the subject of a proceeding under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or is a subsidiary of a Person that has become the subject of a proceeding under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; or (c) has become the subject of a Bail-In Action; provided that a Lender shall not be an Insolvent Lender solely by virtue of the ownership or acquisition or control of an equity interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any Insolvent Lender shall cease to be an Insolvent Lender when the Administrative Agent determines, in its reasonable discretion, that such Insolvent Lender is no longer an Insolvent Lender based upon the characteristics set forth in this definition.

“Maximum Revolving Amount” means One Hundred Fifty Million Dollars ($150,000,000), as such amount may be increased pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

“Total Commitment Amount” means the principal amount of One Hundred Fifty Million Dollars ($150,000,000), as such amount may be increased pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

2.    Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in subpart (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in subparts (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

3.    Amendment to Additional Provisions with Respect to Affected Lenders. Section 2.5(f) of the Credit Agreement is hereby amended to delete subparts (i) and (ii) therefrom and to insert in place thereof, respectively, the following:

(i)    Advancing of Non Pro-Rata Revolving Loans. Notwithstanding anything in this Agreement to the contrary, if the Borrower requests a Revolving Loan pursuant to Section 2.5(a) hereof (and all conditions precedent set forth in Section 4.1 hereof are met) at a time when one or more Lenders are Affected Lenders, the Administrative Agent shall have the option, in its sole discretion, to require (and, at the request of the Borrower, shall require) the non-Affected Lenders to honor such request by making a non pro-rata Revolving Loan to the Borrower; provided that in no event shall the Lender Credit Exposure of any Lender exceed the Maximum Amount of such Lender after giving effect to the making of such Revolving Loan.

(ii)    Reallocation of Participations; Cash Collateralization and Repayment. Notwithstanding anything in this Agreement to the contrary, if any Lender becomes an Affected Lender, then, until such time as such Lender is no longer an Affected Lender, to the extent permitted by applicable law, (A) all or any part of such Affected Lender’s participation interest in Letters of Credit (pursuant to Section 2.2(b)(vi) hereof) and Swing Loans (pursuant to Section 2.2(c)(iii) hereof) shall be reallocated among the non-Affected Lenders in accordance with their respective Commitment Percentages (calculated as if such Affected Lender did not have a Commitment Percentage of the Commitment) but only to the extent that such reallocation does not cause the aggregate Lender Credit Exposure of any non-Affected Lender to exceed the Maximum Amount of such non-Affected Lender; provided that no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against an Affected Lender arising from that Lender having become an Affected Lender, including any claim of a non-

Affected Lender as a result of such non-Affected Lender’s increased exposure following such reallocation, and (B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, the Borrower shall, within one Business Day following the written request of the Administrative Agent (or the Swing Line Lender or Issuing Lender), and without prejudice to any right or remedy available to it hereunder or under law, (1) first, prepay Swing Loans in an amount equal to the Swing Line Lender’s exposure with respect to such Affected Lender’s Commitment Percentage of outstanding Swing Loans (other than Swing Loans as to which such Affected Lender’s participation obligation has been reallocated to other Lenders) and (2) second, cash collateralize the Issuing Lender’s exposure with respect to issued Letters of Credit (other than those Letter of Credit obligations as to which such Affected Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof).

4.    Addition to Miscellaneous Provisions. Article XI of the Credit Agreement is hereby amended to add the following new Section 11.22 at the end thereof:

Section 11.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

5.    Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

6.    Reallocation of Outstanding Amounts. On the date hereof, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitments as set forth in the revised Schedule 1 hereto.

7.    Closing Deliveries. Concurrently with the execution of this Amendment, the Borrower shall:

(a)    deliver to the Administrative Agent, for delivery to U.S. Bank National Association, a new Revolving Credit Note, dated the date hereof, in the amount specified in Schedule 1 to the Credit Agreement as allocable thereto (after giving effect to this Amendment);

(b)    deliver to the Administrative Agent certified copies of the resolutions of the board of directors of the Borrower evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;

(c)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(d)    pay all fees (including legal fees) and expenses of the Administrative Agent, and all other upfront or other fees payable to the Lenders, in connection with this Amendment and any other Loan Documents.

8.    U.S. Bank National Association as a Lender. By executing this Amendment, U.S. Bank National Association (“U.S. Bank”) represents and warrants to the Borrower, the Administrative Agent and the Lenders that (a) it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; (b) it will perform, in accordance with their terms, all of the obligations which by the terms of the Credit Agreement and the other Related Writings are required to be performed by it as a Lender thereunder; and (c) it has reviewed each of the Loan Documents. U.S. Bank appoints the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof. On the date hereof, after execution of this Amendment, U.S. Bank shall become and thereafter be deemed to be a “Lender” for the purposes of the Credit Agreement and the other Loan Documents, and shall be bound thereby as if it were an original signatory thereto. All notices, requests, demands and other communications provided for under the Credit Agreement to U.S. Bank, mailed or delivered to it, shall be addressed to it at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by U.S. Bank in a written notice to each of the other parties.

9.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

10.    Waiver and Release. The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the Borrower is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

11.     References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

12.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

13.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

14.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

15.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

SELECT COMFORT CORPORATION By: /s/ Robert Poirier Robert Poirier Vice President and Chief Accounting Officer

Signature Page 1 of 4 to
First Amendment Agreement

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender By: /s/ Marianne T. Meil Marianne T. Meil Senior Vice President

Signature Page 2 of 4 to
First Amendment Agreement

BMO HARRIS BANK, N.A. By: /s/ Wesley M. Anderson Wesley M. Anderson Senior Vice President

Signature Page 3 of 4 to
First Amendment Agreement

Address: 800 Nicollet Mall BC-MN-H03N Minneapolis, MN 55402 Attention: National Corporate Banking Operations	U.S. BANK NATIONAL ASSOCIATION By: /s/ Tim Landro Tim Landro Vice President

Signature Page 4 of 4 to
First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of February 24, 2016. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SELECT COMFORT RETAIL CORPORATION SELECT COMFORT CANADA HOLDING INC. SELECT COMFORT SC CORPORATION SLEEPIQ LABS INC. By: /s/ Robert Poirier Robert Poirier Vice President and Chief Accounting Officer

Signature Page to
Guarantor Acknowledgment and Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	REVOLVING CREDIT COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	33.3333%	$50,000,000.00	$50,000,000.00
BMO Harris Bank, N.A.	33.3333%	$50,000,000.00	$50,000,000.00
U.S. Bank National Association	33.3333%	$50,000,000.00	$50,000,000.00
Total Commitment Amount	100%	$150,000,000.00	$150,000,000.00

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